First Amendment
To
Credit Agreement
Dated as of February 19, 2021
Among
Oasis Petroleum Inc.,
as Parent,
Oasis Petroleum North America LLC,
As Borrower,
the other Credit Parties party hereto,

Wells Fargo Bank, N.A.,
as Administrative Agent, Issuing Bank and Swingline Lender
and
The Lenders Party Hereto

FIRST AMENDMENT TO
CREDIT AGREEMENT
THIS FIRST AMENDMENT to Credit Agreement (this “First Amendment”) dated as of February 19, 2021, is among: Oasis Petroleum Inc., a Delaware corporation (the “Parent”); Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); each of the Lenders from time to time party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:
A.    Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 19, 2020 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the First Amendment Effective Date (as defined below).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.

(b)    The following definition is hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of February 19, 2021 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
2.2    Amendments to Section 9.04.
(a)    Section 9.04(a)(x) of the Credit Agreement is hereby amended by (i) deleting the second reference to “pursuant to this clause (x)” therein and inserting in lieu thereof “pursuant to this clause (x) and clause (xii) of this Section 9.04(a)” and (ii) deleting the last reference to “and” at the end of such section.
(b)    Section 9.04(a)(xi) of the Credit Agreement is hereby amended by deleting the “.” therein and inserting in lieu thereof “, and”.
(c)    Section 9.04(a) of the Credit Agreement is hereby amended by adding a new clause (xii) thereto immediately following clause (xi) thereof to read as follows:
“(xii)       commencing on the Test Period ending December 31, 2020, each of the Parent, OP LLC and the Borrower shall be permitted to make other Restricted Payments provided that (A) no Event of Default is continuing or would result therefrom, (B) the pro forma Leverage Ratio after giving effect thereto for the most recent Test Period ending on or after such date is less than 2.0 to 1.0, (C) the pro forma Available Commitment after giving effect thereto is not less than 25% of the total Commitments then in effect, (D) if the pro forma Leverage Ratio after giving effect thereto for the most recent Test Period exceeds 1.5 to 1.0, the amount of such Restricted Payments made since the Effective Date pursuant to this clause (xii) shall not exceed the amount of positive Free Cash Flow (including after giving effect to any other Restricted Payments pursuant to this clause (xii), Investments pursuant to Section 9.05(l) and Capital Expenditures pursuant to Section 9.22(a) made since the Effective Date and prior to the date of determination that would otherwise reduce the amount of Free Cash Flow), (E) the aggregate amount of Restricted Payments made pursuant to this clause (xii) during any fiscal quarter shall not exceed $10,000,000 and the aggregate amount of Restricted Payments made pursuant to this clause (xii) at any time shall not exceed $25,000,000, and (F) any Restricted Payments made pursuant to this clause (xii) shall be made prior to October 1, 2021.”
2.3    Amendment to Section 9.05. Section 9.05(l) of the Credit Agreement is hereby amended by adding a reference to “and Section 9.04(a)(xii)” immediately after the reference to “Section 9.04(a)(x)” therein.

2.4    Amendment to Section 9.22. Section 9.22(a) of the Credit Agreement is hereby amended by adding a reference to “and Section 9.04(a)(xii)” immediately after the reference to “Section 9.04(a)(x)” therein.
Section 3.    Conditions Precedent. This First Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1    Executed Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders constituting the Majority Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this First Amendment signed on behalf of such Person.
3.2    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this First Amendment.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the

Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, the Guaranty and Security Agreement, the Mortgages and each other Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
4.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10    Loan Document. This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11    No Novation. The parties hereto agree that this First Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.
BORROWER:    OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
    Financial Officer

GUARANTORS:    OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
    Financial Officer

OMP GP LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:    WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By:    /s/ Edward Pak
Name:    Edward Pak
Title:    Director

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

LENDERS:    CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Jay Sartain
Name:    Jay Sartain
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Matthew Brice
Name:    Matthew Brice
Title:    Director

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Anson Williams
Name:    Scott W. Danvers
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:    /s/ Juli Bieser
Name:    Julie Bieser
Title:    Managing Director

By:    /s/ Lauren Gutterman
Name:    Lauren Gutterman
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Kelly Graham
Name:    Kelly Graham
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:    /s/ John Moffitt
Name:    John Moffitt
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender

By:    /s/ Clayton W. Williford
Name:    Clayton W. Williford
Title:    Assistant Vice President
Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

TRUIST BANK, FORMERLY BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ James Giordano
Name:    James Giordano
Title:    Managing Director

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:    /s/ Garrett Merrell
Name:    Mr. Garrett Merrell
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:    /s/ Nurpur Kumar
Name:    Nurpur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

IBERIABANK, a Division of First Horizon Bank, as a Lender

By:    /s/ W. Bryan Chapman
Name:    W. Bryan Chapman
Title:    Market President – Energy Lending

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Dan Martis
Name:    Dan Martis
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

MANNINGTREE INVESTMENTS LIMITED, as a Lender

By:    /s/ Elliot Greenberg
Name:    Elliot Greenberg
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

ELLIOTT ASSOCIATES, L.P., as a Lender

By: Elliot Investment Management, L.P., as attorney-in-fact

By:    /s/ Elliot Greenberg
Name:    Elliot Greenberg
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Dan Condley
Name:    Dan Condley
Title:    Managing Director

Signature Page to First Amendment to Credit Agreement
    (Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Authorized Signatory